UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition

As discussed below, on August 2, 2017, Collectors Universe, Inc. (the “Company”) issued a press release reporting that Robert G. Deuster, the Company’s Chief Executive Officer (“CEO”), will be retiring effective on the appointment of his successor. That press release disclosed the percentage increase in the number of collectibles authenticated and graded by the Company in its fiscal year ended June 30, 2017 over the number authenticated and graded in fiscal 2016. A copy of that press release is attached as Exhibit 99.1, and by this reference is incorporated into, this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2017, the Company announced that Robert G. Deuster has decided to retire as the Company’s CEO effective on the appointment of a successor CEO. Mr. Deuster’s decision to resign was not the result of any disagreement with the Company or the Board on any matters relating to the Company’s operations, policies or practices. Instead, Mr. Deuster informed us that his decision was prompted by his desire to spend more time with his family. Mr. Deuster will, however, remain as a member of the Company’s Board of Directors.

The Company has retained a nationally known executive search firm to commence a search for Mr. Deuster’s successor.

Item 7.01	Regulation FD Disclosure

On August 2, 2017, the Company issued a press release announcing the retirement of Mr. Deuster as Chief Executive Officer of the Company, effective on the appointment of a successor CEO. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 above and in this Item 7.01 of this Report, and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued on August 2, 2017 announcing the retirement of Mr. Deuster as the Company’s CEO effective on the appointment of a successor CEO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: August 3, 2017	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on August 2, 2017 announcing the retirement of Mr. Deuster as the Company’s CEO effective on the appointment of a successor CEO.

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